UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

FORM NQ

JANUARY 31, 2012

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

Schedule of Investments (unaudited)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 50.7%
CONSUMER DISCRETIONARY - 8.0%
Automobiles - 2.8%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	900,000	$1,129,500

Hotels, Restaurants & Leisure - 3.1%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	190,000	155,325
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	300,000	326,625
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	20,000	21,100
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	183,848	158,109	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	60,000	64,650
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	85,000	97,325
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	205,000	234,212
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	90,000	85,050	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	90,000	105,300

Total Hotels, Restaurants & Leisure				1,247,696

Media - 1.6%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	35,000	25,638	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	250,000	289,375
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	150,000	165,375
UPC Holding BV, Senior Notes	9.875%	4/15/18	50,000	54,625	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	100,000	102,500	(a)

Total Media				637,513

Textiles, Apparel & Luxury Goods - 0.5%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	165,000	181,706

TOTAL CONSUMER DISCRETIONARY				3,196,415

CONSUMER STAPLES - 2.5%
Beverages - 0.2%
Constellation Brands Inc., Senior Notes	8.375%	12/15/14	80,000	90,800

Food Products - 1.8%
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	600,000	708,000

Household Products - 0.2%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	85,000	90,950	(a)

Tobacco - 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	110,000	107,525

TOTAL CONSUMER STAPLES				997,275

ENERGY - 11.5%
Energy Equipment & Services - 4.7%
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	320,000	320,000
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,150,000	1,206,063
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	85,000	85,425	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	240,000	247,200

Total Energy Equipment & Services				1,858,688

Oil, Gas & Consumable Fuels - 6.8%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	50,000	50,375	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	100,000	114,250
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	35,000	37,713
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	120,000	121,200
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	250,000	272,187
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	130,000	129,025	(a)
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	520,000	578,426
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	310,000	335,114	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

Schedule of Investments (unaudited) (cont’d)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	30,000	$31,650
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	70,000	21,000	(a)(c)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	60,000	67,800
QEP Resources Inc., Senior Notes	6.875%	3/1/21	40,000	43,500
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	125,000	134,062
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	310,000	341,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	30,000	32,400
Teekay Corp., Senior Notes	8.500%	1/15/20	170,000	170,850
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	50,000	53,625
Williams Cos. Inc., Debentures	7.500%	1/15/31	152,000	179,808
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	17,000	22,526

Total Oil, Gas & Consumable Fuels				2,736,511

TOTAL ENERGY				4,595,199

FINANCIALS - 4.8%
Consumer Finance - 2.2%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	80,000	88,450
Ally Financial Inc., Senior Notes	8.000%	3/15/20	500,000	551,250
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	50,000	59,308
SLM Corp., Medium-Term Notes	8.000%	3/25/20	170,000	181,475

Total Consumer Finance				880,483

Diversified Financial Services - 2.5%
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	770,000	845,075
Leucadia National Corp., Senior Notes	7.125%	3/15/17	50,000	51,875
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	108,500	(a)

Total Diversified Financial Services				1,005,450

Insurance - 0.1%
ING Capital Funding Trust III, Junior Subordinated Bonds	4.179%	3/31/12	40,000	32,142	(b)(d)

TOTAL FINANCIALS				1,918,075

HEALTH CARE - 1.3%
Biotechnology - 0.1%
Grifols Inc., Senior Notes	8.250%	2/1/18	60,000	66,150

Health Care Providers & Services - 1.2%
HCA Inc., Debentures	7.500%	11/15/95	10,000	7,725
HCA Inc., Notes	6.375%	1/15/15	200,000	211,000
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	113,000	128,396
US Oncology Inc. Escrow	—	—	210,000	3,150	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	120,000	126,300

Total Health Care Providers & Services				476,571

TOTAL HEALTH CARE				542,721

INDUSTRIALS - 4.6%
Airlines - 0.5%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	70,000	73,500	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	107,557	108,094
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	35,000	37,450	(a)

Total Airlines				219,044

Commercial Services & Supplies - 1.1%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	120,000	133,512
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	60,000	56,100	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	210,000	244,650	(a)

Total Commercial Services & Supplies				434,262

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

Schedule of Investments (unaudited) (cont’d)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Road & Rail - 1.6%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	260,000	$304,200
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	287,000	320,723

Total Road & Rail				624,923

Trading Companies & Distributors - 1.4%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	540,000	558,900

TOTAL INDUSTRIALS				1,837,129

INFORMATION TECHNOLOGY - 0.6%
Semiconductors & Semiconductor Equipment - 0.6%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	210,000	230,475	(a)

MATERIALS - 6.6%
Containers & Packaging - 0.4%
Ball Corp., Senior Notes	6.750%	9/15/20	40,000	44,400
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	120,000	126,600	(a)

Total Containers & Packaging				171,000

Metals & Mining - 3.1%
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	10,000	10,200	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	20,000	22,450
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	625,000	695,313
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	28,000	33,023
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	40,000	46,000
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	420,000	428,400	(a)

Total Metals & Mining				1,235,386

Paper & Forest Products - 3.1%
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	310,000	203,050	(c)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	1,000,000	1,035,000

Total Paper & Forest Products				1,238,050

TOTAL MATERIALS				2,644,436

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 0.2%
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	25,000	26,313
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	65,000	69,062

Total Diversified Telecommunication Services				95,375

Wireless Telecommunication Services - 1.8%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	970,000	723,862

TOTAL TELECOMMUNICATION SERVICES				819,237

UTILITIES - 8.8%
Independent Power Producers & Energy Traders - 8.8%
AES Corp., Senior Notes	7.750%	3/1/14	697,000	759,730
AES Corp., Senior Notes	7.750%	10/15/15	80,000	88,400
AES Corp., Senior Notes	8.000%	6/1/20	900,000	1,026,000
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	10,000	10,700	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	80,000	86,200	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	100,000	58,000	(c)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	60,000	40,500
Edison Mission Energy, Senior Notes	7.625%	5/15/27	190,000	102,600
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,120,000	1,212,400
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	165,630	168,943

TOTAL UTILITIES				3,553,473

TOTAL CORPORATE BONDS & NOTES (Cost - $20,018,529)				20,334,435

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

Schedule of Investments (unaudited) (cont’d)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
ASSET-BACKED SECURITIES - 0.2%
FINANCIALS - 0.2%
Greenpoint Manufactured Housing, 1999-2 A2	3.785%	3/18/29	50,000		$38,554	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.776%	2/20/32	25,000		18,994	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.778%	3/13/32	25,000		18,898	(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $83,756)					76,446

COLLATERALIZED SENIOR LOANS - 13.3%
CONSUMER DISCRETIONARY - 9.3%
Hotels, Restaurants & Leisure - 5.1%
Caesars Entertainment Operating Co. Inc., Term Loan B4	9.500%	10/31/16	984,925		1,005,326	(e)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	39,800		37,611	(e)
Wynn Las Vegas LLC, Term Loan B	3.280%	8/17/15	1,000,000		992,500	(e)

Total Hotels, Restaurants & Leisure					2,035,437

Media - 4.2%
Cengage Learning Acquisitions Inc., Term Loan	2.520%	7/3/14	984,576		874,339	(e)
Charter Communications Operating LLC, Term Loan C	3.550 -3.830%	9/6/16	427,530		425,660	(e)
Univision Communications Inc.	4.520%	3/31/17	437,074		412,215	(e)

Total Media					1,712,214

TOTAL CONSUMER DISCRETIONARY					3,747,651

HEALTH CARE - 2.0%
Health Care Providers & Services - 2.0%
Community Health Systems Inc., Delayed Draw Term Loan	2.520%	7/25/14	23,707		23,450	(e)
Community Health Systems Inc., Term Loan B	2.520 -2.773%	7/25/14	461,911		456,907	(e)
HCA Inc., Term Loan B1	2.520%	11/18/13	319,505		317,328	(e)

TOTAL HEALTH CARE					797,685

INDUSTRIALS - 1.2%
Industrial Conglomerates - 1.1%
Pinafore LLC, Term Loan B	4.250%	9/29/16	449,501		449,865	(e)

Marine - 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	10,338		10,338	(e)(f)
Trico Shipping AS, Term Loan B	—	5/13/14	18,202		18,202	(e)(f)(g)*

Total Marine					28,540

TOTAL INDUSTRIALS					478,405

INFORMATION TECHNOLOGY - 0.8%
IT Services - 0.8%
First Data Corp., Term Loan B2	3.027%	9/24/14	323,593		307,211	(e)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $5,316,846)					5,330,952

SOVEREIGN BONDS - 25.1%
Brazil - 7.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	369,000	BRL	210,992
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,147,000	BRL	2,844,157

Total Brazil					3,055,149

India - 1.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	470,000		430,050	(a)(b)

Malaysia - 2.5%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,650,000	MYR	893,160
Government of Malaysia, Senior Bonds	4.262%	9/15/16	295,000	MYR	101,282

Total Malaysia					994,442

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

Schedule of Investments (unaudited) (cont’d)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Mexico - 9.3%
Mexican Bonos, Bonds	8.000%	6/11/20	39,835,000	MXN	$3,526,471
United Mexican States, Bonds	10.000%	12/5/24	2,000,000	MXN	205,545

Total Mexico					3,732,016

Poland - 4.6%
Republic of Poland, Bonds	5.500%	4/25/15	5,795,000	PLN	1,831,784

TOTAL SOVEREIGN BONDS (Cost - $10,196,523)					10,043,441

			SHARES
COMMON STOCKS - 0.6%
INDUSTRIALS - 0.2%
Marine - 0.2%
DeepOcean Group Holding AS			4,873		88,932

MATERIALS - 0.4%
Chemicals - 0.4%
Georgia Gulf Corp.			3,837		134,487	*

TOTAL COMMON STOCKS (Cost - $251,103)					223,419

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $35,866,757)					36,008,693

			FACE AMOUNT †
SHORT-TERM INVESTMENTS - 5.2%
Repurchase Agreements - 5.2%
Barclays Capital Inc. tri-party repurchase agreement dated 1/31/12; Proceeds at maturity - $2,100,008; (Fully collateralized by U.S. government obligations, 4.500% due 5/15/38; Market value - $2,142,969) (Cost - $2,100,000)	0.130%	2/1/12	2,100,000		2,100,000

TOTAL INVESTMENTS - 95.1% (Cost - $37,966,757#)					38,108,693
Other Assets in Excess of Liabilities - 4.9%					1,955,294

TOTAL NET ASSETS - 100.0%					$40,063,987

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of January 31, 2012.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(f)	Illiquid security.

(g)	All or a portion of this loan is unfunded as of January 31, 2012. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PLN	— Polish Zloty

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset SMASh Series EC Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$20,334,435	—	$20,334,435
Asset-backed securities	—	76,446	—	76,446
Collateralized senior loans	—	5,330,952	—	5,330,952
Sovereign bonds	—	10,043,441	—	10,043,441
Common stocks	$134,487	88,932	—	223,419

Total long-term investments	134,487	35,874,206	—	36,008,693

Short-term investments†	—	2,100,000	—	2,100,000

Total investments	$134,487	$37,974,206	—	$38,108,693

Other financial instruments:
Futures contracts	$71,769	—	—	$71,769
Forward foreign currency contracts	—	$701,402	—	701,402

Total other financial instruments	71,769	701,402	—	773,171

Total	$206,256	$38,675,608	—	$38,881,864

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$85,256	—	—	$85,256
Forward foreign currency contracts	—	$6,676	—	6,676

Total	$85,256	$6,676	—	$91,932

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	COMMON STOCKS
Balance as of October 31, 2011	$68,222
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(1)	20,710
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3(2)	(88,932)

Balance as of January 31, 2012	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2012	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding

Notes to Schedule of Investments (unaudited) (continued)

period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically

Notes to Schedule of Investments (unaudited) (continued)

involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $6,676. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,388,510
Gross unrealized depreciation	(1,246,574)

Net unrealized appreciation	$141,936

At January 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
U.S. treasury 5-year notes	36	3/12	$4,421,398	$4,465,687	$44,289
U.S. treasury ultra long-term bonds	35	3/12	5,571,426	5,598,906	27,480

					$71,769

Contracts to Sell:
U.S. Treasury 10-Year Notes	38	3/12	4,940,244	5,025,500	(85,256)

Net unrealized loss on open futures contracts					$(13,487)

Notes to Schedule of Investments (unaudited) (continued)

At January 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (loss)
Contracts to Buy:
British Pound	JPMorgan Chase Bank	98,779	$155,638	2/16/12	$(2,454)
British Pound	UBS AG London	181,000	285,188	2/16/12	(4,222)
Canadian Dollar	Citibank N.A.	3,900,000	3,888,154	2/16/12	59,858

					53,182

Contracts to Sell:
British Pound	Credit Suisse London	185,001	291,493	2/16/12	3,325
Euro	Citibank N.A.	5,142,879	6,727,314	2/16/12	384,130
Euro	Credit Suisse London	295,013	385,902	2/16/12	19,535
Euro	Morgan Stanley & Co.	2,500,000	3,270,209	2/16/12	180,429
Euro	UBS AG London	740,963	969,241	2/16/12	54,125

					641,544

Net unrealized gain on open forward foreign currency contracts					$694,726

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2012.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$71,769	$(85,256)	—	—	$(13,487)
Foreign Exchange Contracts	—	—	$701,402	$(6,676)	694,726

Total	$71,769	$(85,256)	$701,402	$(6,676)	$681,239

During the period ended January 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$4,951,233
Forward foreign currency contracts (to sell)	13,008,335
Futures contracts (to buy)	9,927,719
Futures contracts (to sell)	4,956,922

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 28, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 28, 2012